UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
AMENDMENT NO. 1 TO
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): November 1, 2005
CROSSTEX ENERGY, L.P.
(Exact name of registrant as specified in its charter)

DELAWARE	000-50067	16-1616605

(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2501 CEDAR SPRINGS, SUITE 100 DALLAS, TEXAS	75201

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (214) 953-9500
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
     This form 8-K/A is filed as an amendment (“Amendment No. 1”) to the Current Report on Form 8-K dated November 1, 2005, filed by Crosstex Energy, L.P. with the Securities and Exchange Commission on November 3, 2005 (the “Form 8-K”). This Amendment No. 1 is being filed to include the financial information required under parts (a) and (b) of Item 9.01.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
          (a) Financial Statements of Business Acquired
     Item 9.01(a) of the Form 8-K is hereby amended and restated in its entirety as follows:
     The audited combined statements of revenues and direct operating expenses of CFS Louisiana Midstream Company and El Paso Dauphin Island Company, L.L.C. for the years ended December 31, 2004, 2003 and 2002, together with the report of PricewaterhouseCoopers LLP with respect thereto, are included as Exhibit 99.1 to this Amendment No. 1 and are incorporated herein by reference.
           (b) Pro Forma Financial Information
     Item 9.01(b) of the Form 8-K is hereby amended and restated in its entirety as follows:
     The unaudited pro forma financial statements of Crosstex Energy, L.P. required by this item are included as Exhibit 99.2 to this Amendment No. 1 and are incorporated herein by reference.
           (d) Exhibits

EXHIBIT NUMBER		DESCRIPTION

23.1	—	Consent of PricewaterhouseCoopers LLP

99.1	—	Audited Combined Statements of Revenues and Direct Operating Expenses of CFS Louisiana Midstream Company and El Paso Dauphin Island Company, L.L.C. for the years ended December 31, 2004, 2003 and 2002.

99.2	—	Unaudited Pro Forma Financial Statements of Crosstex Energy, L.P.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROSSTEX ENERGY, L.P.

	By:	Crosstex Energy GP, L.P., its General Partner

	By:	Crosstex Energy GP, LLC, its General Partner

Date: November 8, 2005	By:	/s/ William W. Davis

William W. Davis
Executive Vice President and
Chief Financial Officer

EXHIBIT NUMBER		DESCRIPTION

23.1	—	Consent of PricewaterhouseCoopers LLP

99.1	—	Audited Combined Statements of Revenues and Direct Operating Expenses of CFS Louisiana Midstream Company and El Paso Dauphin Island Company, L.L.C. for the years ended December 31, 2004, 2003 and 2002.

99.2	—	Unaudited Pro Forma Financial Statements of Crosstex Energy, L.P.